SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 4, 2006

priceline.com Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Dominic Lai and Ian Wade notified priceline.com Incorporated, a Delaware corporation (“priceline.com”), that they intend to resign from priceline.com’s Board of Directors on December 7, 2006, upon the closing of the sale of priceline.com common stock by Hutchison Whampoa Limited and Cheung Kong (Holdings) Limited, as described in Item 8.01, below.

Item 8.01.              Other Events

On December 4, 2006, priceline.com announced that its two largest stockholders, Hutchison Whampoa Limited and Cheung Kong (Holdings) Limited, sold shares of priceline.com common stock in an underwritten offering.  A copy of priceline.com’s press release announcing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01.              Financial Statements and Exhibits

(c) Exhibits

99.1	Press release announcing sale of priceline.com common stock by Hutchison Whampoa Limited and Cheung Kong (Holdings) Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

By:	/s/ Jeffery H. Boyd
Name: Jeffery H. Boyd
Title: President and Chief Executive Officer

Date:  December 4, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing sale of priceline.com common stock by Hutchison Whampoa Limited and Cheung Kong (Holdings) Limited